Trust specific information	12 Months Ended
Dec. 31, 2025
Trust Specific Information
Trust specific information

Financial Risk Management (note 6)

Investment Objective

The investment objective of the Trust is to provide a secure, convenient and exchange-traded investment alternative for investors interested in holding physical platinum and palladium bullion without the inconvenience that is typical of a direct investment in physical bullion. The Trust invests and intends to continue to invest primarily in long-term holdings of unencumbered, fully allocated, physical platinum and palladium bullion and does not speculate with regard to short-term changes in platinum and palladium prices. The Trust will only purchase and expects only to own “Good Delivery Bars” as defined by the London Platinum and Palladium Market (“LPPM”), with each bar purchased being verified against the LPPM source by representatives from the Trust’s custodian, the Royal Canadian Mint.

Significant risks that are relevant to the Trust are discussed here. General information on risks and risk management is described in Note 6 of the Generic Notes.

Fair Value Measurements

The reconciliation of bullion holdings for the years ended December 31, 2025 and 2024 is presented as follows:

	December 31, 2025	December 31, 2024
	$	$
Balance at beginning of year	167,365	115,909
Purchases	310,441	73,480
Sales	(1,936)	—
Redemptions for physical bullion	—	—
Net realized gains (losses) on sales and redemptions for physical bullion	255	—
Net change in unrealized gains (losses)	293,022	(22,024)
Balance at end of year	769,147	167,365

The acquisition costs of physical platinum bullion as at December 31, 2025 and 2024 were $320,375 and $108,030, respectively. The acquisition costs of physical palladium bullion as at December 31, 2025 and 2024 were $188,669 and $92,254, respectively.

Market Risk

a) Other Price Risk

If the market value of each of platinum and palladium bullion increased by 1%, with all other variables held constant, this would have increased total equity and comprehensive income by approximately $7.7 million (December 31, 2024: $1.7 million); conversely, if the value of each of platinum and palladium bullion decreased by 1%, this would have decreased total equity and comprehensive income by the same amount.

b) Currency Risk

As at December 31, 2025, approximately ($166) (December 31, 2024: ($74)) of the Trust’s other assets and accounts payable were denominated in Canadian dollars. As a result, a 1% change in the exchange rate between the Canadian and U.S. dollars would not have a material impact to the Trust.

Concentration Risk

The Trust’s risk is concentrated in physical platinum and palladium bullion held across two locations, whose value constitutes 63.7% of total equity for physical platinum bullion and 35.8% of total equity for physical palladium bullion as at December 31, 2025 (50.8% of total equity physical platinum bullion and 49.2% of total equity for physical palladium bullion held across two locations as at December 31, 2024).

Management Fees (note 8)

The Trust pays the Manager a monthly management fee equal to 1/12 of 0.50% of the value of net assets of the Trust (determined in accordance with the Trust’s trust agreement) plus any applicable sales taxes, calculated and accrued daily and payable monthly in arrears on the last day of each month. As at December 31, 2025, the Trust has no management fee payable, as included in Accounts payable in the statements of financial position compared to $0.1 million as at December 31, 2024.

Tax Loss Carryforwards

As of the taxation year ended December 31, 2025, the Trust had capital losses available for tax purposes of $456 (December 31, 2024: $436).

Related Party Disclosures (note 8)

During the reporting period, the Trust paid the Manager management fees, as discussed above.